BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2012
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

9. BUSINESS COMBINATIONS

For Company-owned Brokerage Services, Franchise services and Mortgage Management Services

        a)    On December 31, 2010, as a part of the Group's business strategy to continue to develop company owned brokerage services, the Group acquired 100% of the equity interest in IFM CD, Chengdu Yichuan and MMC CD from Sichuan Yixing Property Development Limited ("Yixing") and a natural person, Lihong. Prior to the acquisition, Yixing was a regional sub-franchisor in Chengdu. The Company made an initial payment of RMB15.0 million in December 2010 with the remaining purchase consideration of RMB1.6 million paid in August 2011.The total purchase consideration of RMB16.6 million was allocated to net tangible assets and intangible assets acquired at the date of acquisition and goodwill as follows (in RMB thousands):

	Amount	Estimated Useful life
Net tangible assets acquired
Cash acquired	6,351
Other tangible assets acquired	772
Liabilities assumed	(6,896)
Intangible assets acquired:
Sub-franchisee base	2,044	2.9 years
CENTURY 21® franchise rights	6,990	12.3 years
Goodwill	7,326

Total purchase consideration	16,587

        In accordance with the original franchise agreement between Yixing and the Company, the contractual period was 20 years between May 2003 and May 2023 with no specific renewal or extension provisions. The Group considered this entity specific factor and determined that the estimated useful life of the reacquired franchise rights is the remaining contractual period which is 12.3 years from January 2011 to May 2023. Therefore, these rights are recognized as intangible assets and are amortized over the remaining contractual life of 12.3 years.

        Sub-franchisee base represents the customer relationship and franchise agreements with existing sub-franchisees. In accordance with the franchise agreements, there are no specific renewal or extension provisions. The Group considered this entity specific factor and determined that the estimated useful life of the sub-franchisee base is the average remaining contractual period with existing sub-franchisees which is 2.9 years.

        Goodwill represents the expected but unidentifiable business growth and networking effect, as a result of synergy from the acquisition. It is recognized by the excess of the purchase price over the fair value of net tangible assets and intangible assets the goodwill arising on this acquisition is classified within the franchise services segment. The Group did not incur any impairment loss on the goodwill arising from this acquisition for all the years presented. Based on the assessment on the acquired company's financial performance made by the Group, the acquired company is not considered material to the Group. Thus management believes the presentation of the pro forma financial information with regard to a summary of the results of operations of the Group for the business combination is not necessary.

        The Group did not record any goodwill impairment loss for IFM CD, Chengdu Yichuan and MMC CD for the years ended December 31, 2011 and 2012.

For Primary and Commercial Services

        (b)   On June 14, 2011, the Company completed its acquisition of SG International Investments Limited ("Shanggu") which is a business engaged in primary real estate agency services and will allow the Company to enlarge its market share. The Company initially acquired 55% of the equity interest of Shanggu and will acquire another 35% between 2014 and 2019 at the seller's option which the Company does not control,, which is considered a put right (note 2(u)). The exercise price of this put right is calculated using a formula based on the future net profits of Shanggu. Pursuant to the acquisition agreement, the total initial purchase consideration is estimated to be approximately RMB94.9 million which is based on projected future net income between Jun 30, 2012 and June 30, 2013. The Company made an initial acquisition payment of approximately RMB25.0 million in July 2011 with the remaining purchase consideration of the first 55% of equity stake payable between 2012 and 2015. The contingent payment was recognized as a liability on the acquisition date based on its fair value, which was estimated to be approximately RMB69.9 million based on the projected future net income of Shanggu between July 2011 and June 2013. The contingent consideration payable will be marked to its fair value each reporting period through earnings. The Company re-measured the fair value of the contingent consideration and reduced the corresponding liability which resulted in a gain of RMB25.7 million and RMB10.5 million for the year ended December 31, 2011 and 2012 into its consolidated statements of operations.

	Amount	Estimated Useful life
Net tangible assets acquired	-
Intangible assets acquired:
Brand name	45,214	Indefinite
Customer relationships	13,811	7 years
Goodwill	128,705
Redeemable non-controlling interest	(67,185)
Non-controlling interest	(10,846)
Deferred tax liabilities	(14,756)

Total purchase consideration	94,943

Including: Initial acquisition payment in cash	25,000
Contingent consideration	69,943

        There were no tangible assets and liabilities acquired in the Shanggu acquisition as Shanggu had no assets or liabilities other than its brand name, customer relationships, management team and its operational processes.

        The Group has determined that the brand name acquired in Shanggu acquisition has the continued ability to generate cash flows indefinitely. There are no legal, regulatory, contractual, economic or other factors limiting the useful life of the brand name. Consequently, the carrying amount of the brand name is not amortized but is tested for impairment annually on November 30, or whenever events or changes in circumstances indicate that the carrying value of the brand name may not be recoverable. Such impairment test consists of a comparison of the fair value of the brand name with its carrying amount, and an impairment loss is recognized if and when the carrying amount of the brand name exceeds its fair value. The indefinite-live intangible asset is reassessed each reporting period to determine whether events or circumstance continue to support an indefinite useful life.

        The amortizable intangible assets have estimated useful lives of 7 years. Goodwill represents unidentifiable intangible assets, which is calculated as the excess of the purchase price over the estimated fair value of the net tangible and intangible assets acquired and is not deductible for tax purposes. The goodwill is attributable to the significant synergies expected to arise after the Company's acquisition of Shanggu. The Group has recorded an impairment loss on Shanggu business of RMB26.2 million (US$4.2 million) and RMB10.8 million (US$1.7 million) for the year ended December 31, 2011 and 2012.

        The following summarizes the Group's redeemable non-controlling interest as of December 31, 2011 and 2012 (in RMB thousands):

Balance as of December 31, 2010	-
Purchases, sales, issuances, and settlements (net)	67,185
Total losses for the period	(1,004)

Balance as of December 31, 2011	66,181
Purchases, sales, issuances, and settlements (net)
Total gain for the period	3,249
Balance as of December 31, 2012	69,430

        By December 31, 2011, the Company and the non-controlling interest shareholder, Mr. Wu Jiang, had made an additional capital contribution of RMB2.8 million and RMB2.4 million respectively to Shanggu in accordance with their voting interests at the time.

        Subsequent to the acquisition, Shanggu had generated RMB15.5 million and RMB64.7 million in revenue from its primary agent service business for the years ended December 31, 2011 and 2012, respectively. The net loss incurred was RMB2.9 million for the year 2011, and the net income generated was RMB9.3 million for the year 2012.